Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Pernix Sleep, Inc. et al.	Case No. 19-10323 (CSS)
Debtors	Reporting Period: April 1, 2019 -April 30, 2019

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Schedule of Disbursements by Debtor Entity	MOR-1a	X
Schedule of Debtor Bank Account Balances	MOR-1b	X
Schedule of Professional Fees and Expenses Paid	MOR-1c	X
Copies of bank statements				Certification Attached
Cash disbursements journals				Certification Attached
Bank reconciliation				Certification Attached
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes				Certification Attached
Copies of IRS Form 6123 or payment receipt				Certification Attached
Copies of tax returns filed during reporting period				Certification Attached
Summary of Unpaid Postpetition Debts
Summary of Unpaid Post Petition Accounts Payables	MOR-4	X
Accounts Receivable Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Garineh Dovletian	June 10, 2019
Signature of Authorized Individual*	Date

Garineh Dovletian	Wind Down Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Notes:

The Debtors in these chapter 11 cases, along with the last four digits of each Debtor’s federal tax identification number, as applicable, are: Pernix Sleep, Inc. (1599), Cypress Pharmaceuticals, Inc. (1860), Gaine, Inc. (3864), Hawthorn Pharmaceuticals, Inc. (2769), Macoven Pharmaceuticals, L.L.C. (4549), Pernix Holdco 1, LLC, Pernix Holdco 2, LLC, Pernix Holdco 3, LLC, Pernix Ireland Limited, Pernix Ireland Pain Designated Activity Company, Pernix Manufacturing, LLC (1236), Pernix Therapeutics Holdings, Inc. (4736), Pernix Therapeutics, LLC (1128) and Respicopea, Inc. (1303). The Debtor's mailing address for purposes of this chapter 11 case is 10 North Park Place Suite 201, Morristown, NJ 07960.

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Pernix Sleep, Inc. et al.	Case No. 19-10323 (CSS)
Debtors	Reporting Period: April 1, 2019 - April 30, 2019

CERTIFICATION REGARDING POST-PETITION BANK ACCOUNT
RECONCILIATIONS, CASH DISBURSEMENT JOURNALS AND
COMPLIANCE AND PAYMENT OF POST-PETITION TAXES

I, Garineh Dovletian, Wind Down Officer, of Pernix Sleep, Inc. et al. (the "Debtors") hereby certify the following:

1. Attached to MOR-1 is a listing of the Debtor’s bank accounts, by account number, and the opening and closing balances. These accounts are reconciled monthly in accordance with the Debtor’s ordinary course accounting practices and are available to the United States Trustee upon request.

2. Cash disbursement journals are maintained in accordance with the Debtor’s ordinary course accounting practices and are available to the United States Trustee upon request.

3. To the best of my knowledge and belief, the Debtor is current on all post-petition taxes, and no post-petition tax amounts are past due.

/s/ Garineh Dovletian	June 10, 2019
Garineh Dovletian	Date
Wind Down Officer

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: Pernix Sleep, Inc. et al.	Case No. 19-10323 (CSS)
Debtors	Reporting Period: April 1, 2019 - April 30, 2019

Notes to Monthly Operating Report

Debtor in Possession Financial Statements

The financial statements and supplemental information presented in this Monthly Operating Report ("MOR") have been prepared using the Debtors' books and records solely to comply with the monthly reporting requirements under the United States Bankruptcy Code and those of the United States Trustee for Region Three.

The financial statements and supplemental information presented herein are unaudited, preliminary in nature, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects. These preliminary unaudited financial statements and other information represent the Debtor’s good faith attempt to comply with the requirements of the United States Bankruptcy Code and those of the United States Trustee using the resources available. This information is limited in scope to the requirements of this report.

These preliminary unaudited financial statements have not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material. Certain totals may not sum due to rounding.

All related tax implications are not currently reflected in the preliminary unaudited financial statements herein. The financial impact of potential tax and other adjustments on the accompanying preliminary unaudited financial statements cannot be determined at this time.

There may be adjustments to the opening balance sheet as of February 17, 2019 that will impact these accompanying preliminary unaudited financial statements. ASC 805 permits a one-year measurement period in which the opening balance sheet can be adjusted if additional information becomes available.

Liabilities Subject to Compromise

As a result of the commencement of the Debtors' chapter 11 cases, the payment of certain prepetition indebtedness of the Debtors are subject to compromise or other treatment under a plan of reorganization.

Reorganization Items

ASC 852 requires expenses and income directly associated with the Debtors' chapter 11 cases to be reported separately in the income statement as reorganization items. Reorganization items include expenses related to legal advisory and representation services, and other professional consulting and advisory services. Reorganization costs also include adjustment to record debt at the estimated amount of the claim and an estimate of the loss on sale of assets which is pending a valuation.

Litigation

The Debtors are subject to lawsuits and claims that arise out of its operations in the normal course of business. Prior to the petition date, the Debtors were the defendant to various legal proceedings, described in detail in the most recent publicly filed financial statements, which are stayed during the course of the chapter 11 bankruptcy proceedings.

There are uncertainties inherent in any litigation and appeal and the Debtors cannot predict the outcome. At this time the Debtors are unable to estimate possible losses or ranges of losses that may result from such legal proceedings described in detail in the most recent publicly filed financial statements, and it has not accrued any amounts in connection with such legal proceedings in the financial statements herein, other than attorney's fees accrued prior to the petition date.

Sale Transaction

On February 19, 2019, the Debtor entered into an asset purchase agreement with Highbridge Capital Management, LLC (the "Buyer") for the sale of substantially all of its assets through section 363 of the Bankruptcy Code. This transaction was subsequently approved by the Bankruptcy Court on April 15, 2019. On April 30, 2019, the Debtor closed the sale and transferred substantially all of its assets to the Buyer. As part of the sale, the Debtor entered into a transition services agreement for the post-closing period through the effective date of a Plan of Liquidation. On April 22, 2019, the Debtors filed a Plan of Liquidation and the Disclosure Statement was approved on an interim basis on May 6, 2019. The Confirmation hearing is scheduled for June 20, 2019.

In re: Pernix Sleep, Inc. et al.	Case No. 19-10323 (CSS)
Debtors	Reporting Period: April 1, 2019 - April 30, 2019

MOR – 1
Consolidated Schedule of Cash Receipts and Disbursements (1)
For the Period: April 1, 2019 - April 30, 2019
(Unaudited)

$ US '000s	April 1, 2019 – April 30, 2019
	Pernix Therapeutics, LLC	Cypress Pharmaceuticals, Inc.	Pernix Ireland Limited	Pernix Ireland Pain Designated Activity Company	Pernix Therapeutics Holdings, Inc.	Total
Beginning Cash Balance (Book)	$7,552	$4,754	$55	$19	$5	$12,384
Receipts
Operating Receipts	$13,850	$1,198	$-	$91	$-	15,138
Miscellaneous Receipts	14,141	-	-	-	-	14,141
Total Receipts	27,990	$1,198	-	91	-	29,279
Operating Disbursements
Payroll & Benefits	(857)	-	-	-	-	(857)
Gross to Net Disbursements	(3,883)	(784)	-	-	-	(4,667)
Inventory	(547)	(1,076)	-	-	-	(1,622)
Royalties	-	-	-	-	-	-
Insurance	(77)	-	-	-	-	(77)
Nalpropion	(3,034)	-		-	-	(3,034)
Other G&A	(803)	(4,092)	(55)	(110)	(5)	(5,065)
Total Operating Disbursements	(9,201)	(5,952)	(55)	(110)	(5)	(15,323)
Operating Cash Flow	18,789	(4,754)	(55)	(19)	(5)	13,956
Debt Service
ABL	-	-	-	-	-	-
Trex Notes	(5,000)	-	-	-	-	(5,000)
Total Debt Service	(5,000)	-	-	-	-	(5,000)
Restructuring Costs
DIP Loan Interest and Fees	(168)	-	-	-	-	(168)
Professional Fees	(8,339)	-	-	-	-	(8,339)
DIP Paydown	(4,000)	-	-			(4,000)
Total Non-Operating Disbursements	(12,507)	-	-	-	-	(12,507)

Total Disbursements	$(26,708)	$(5,952)	$(55)	$(110)	$(5)	$(32,830)
Net Cash Flow	$1,282	$(4,754)	$(55)	(19)	(5)	$(3,551)
DIP Draw	5,812	-	-	-	3,600	9,412
Nalpropion Escrow Transfer	(8,789)	-	-	-		(8,789)
Ending Cash Balance (Book)	$5,857	$-	$0	$-	$3,600	$9,456
Nalpropion Escrow Account Cash Balance	$11,561	$-	$-	$-	$-	$11,561

Notes:

(1) The Schedule of Cash Receipts and Disbursements is presented on a book basis.

(2) The above cash receipts and disbursements include activity relating to the close of the sale of the Debtors’ assets to Currax USA Holdings LLC on 4/30/2019

In re: Pernix Sleep, Inc. et al.	Case No. 19-10323 (CSS)
Debtors	Reporting Period: April 1, 2019 - April 30, 2019

MOR – 1
Consolidated Schedule of Cash Receipts and Disbursements (1)
For the Period: April 1, 2019 - April 30, 2019
(Unaudited)

$ US '000s	April 1, 2019 – April 30, 2019
	Pernix Therapeutics, LLC	Cypress Pharmaceuticals, Inc.	Pernix Ireland Limited	Pernix Ireland Pain Designated Activity Company	Pernix Therapeutics Holdings, Inc.	Total
Beginning Cash Balance (Book)	$2,724	$3,322	$54	$172	$5	$6,276
Receipts
Operating Receipts	$33,074	$3,589	$2	$91	$-	36,755
Miscellaneous Receipts	14,141	-	-	-	-	14,141
Total Receipts	47,214	$3,589	2	91	-	50,896
Operating Disbursements
Payroll & Benefits	(1,958)	-	-	-	-	(1,958)
Gross to Net Disbursements	(14,828)	(1,251)	-	-	-	(16,079)
Inventory	(2,120)	(1,512)	-	(150)	-	(3,782)
Royalties	(156)	-	-	-	-	(156)
Insurance	(309)	-	-	-	-	(309)
Nalpropion	(3,034)	-		-	-	(3,034)
Other G&A	(1,262)	(4,148)	(56)	(112)	(5)	(5,583)
Total Operating Disbursements	(23,668)	(6,911)	(56)	(262)	(5)	(30,902)
Operating Cash Flow	23,546	(3,322)	(54)	(172)	(5)	19,994
Debt Service
ABL	-	-	-	-	(14,529)	(14,529)
Trex Notes	(5,000)	-	-	-	-	(5,000)
Total Debt Service	(5,000)	-	-	-	(14,529)	(19,529)
Restructuring Costs
DIP Loan Interest and Fees	(299)	-	-	-	-	(299)
Professional Fees	(9,366)	-	-	-	-	(9,366)
DIP Paydown	(4,000)	-	-			(4,000)
Total Non-Operating Disbursements	(13,664)	-	-	-	-	(13,664)

Total Disbursements	$(42,332)	$(6,911)	$(56)	$(262)	$(14,534)	$(64,095)
Net Cash Flow	$4,882	$(3,322)	$(54)	(172)	(14,534)	$(13,199)
DIP Draw	9,812	-	-	-	18,129	27,941
Nalpropion Escrow Transfer	(11,651)	-	-	-		(11,561)
Ending Cash Balance (Book)	$5,857	$-	$0	$-	$3,600	$9,457
Nalpropion Escrow Account Cash Balance	$11,561	$-	$-	$-	$-	$11,561

Notes:

(1) The Schedule of Cash Receipts and Disbursements is presented on a book basis.

(2) The above cash receipts and disbursements include activity relating to the close of the sale of the Debtors’ assets to Currax USA Holdings LLC on 4/30/2019

In re: Pernix Sleep, Inc. et al.	Case No. 19-10323 (CSS)
Debtors	Reporting Period: April 1, 2019 -April 30, 2019

MOR – la
Schedule of Disbursements by Debtor Entity(1)
For the Period: April 1, 2019 -April 30, 2019
(Unaudited)

$ USD '000s Debtors	Case Number	April 1, 2019 – April 30, 2019	Cumulative Since Filing
Pernix Therapeutics, LLC	19-10329	$(26,708)	$(42,332)
Cypress Pharmaceuticals, Inc.	19-10330	(5,952)	(6,911)
Pernix Ireland Limited	19-10325	(55)	(56)
Pernix Ireland Pain Designated Activity Company	19-10327	(110)	(262)
Pernix Therapeutics Holdings, Inc.(2)	19-10324	(5)	(14,534)
Gaine, Inc.	19-10335	-	-
Hawthorn Pharmaceuticals, Inc.	19-10336	-	-
Macoven Pharmaceuticals, L.L.C.	19-10334	-	-
Pernix Holdco 1, LLC	19-10331	-	-
Pernix Holdco 2, LLC	19-10332	-	-
Pernix Holdco 3, LLC	19-10326	-	-
Pernix Manufacturing, LLC	19-10328	-	-
Pernix Sleep, Inc.	19-10323	-	-
Respicopea, Inc.	19-10333	-	-
Total		$(32,830)	$(64,095)

Notes:

(1) The Schedule of Disbursements is presented on a book basis. The five entities included on the schedule represent all disbursements of the Debtors. The other remaining nine Debtor entities do not make disbursements.

(2) Pernix Therapeutics Holdings, Inc. disbursements includes the payoff of the pre-petition ABL and interest totaling $14,528,717.

In re: Pernix Sleep, Inc. et al.	Case No. 19-10323 (CSS)
Debtors	Reporting Period: April 1, 2019 -April 30, 2019

MOR - 1b
Schedule of Debtor Bank Account Balances (1)
For the Period: April 1, 2019 -April 30, 2019
(Unaudited)

$ USD '000s Debtor	Bank	Last Four Digits Account No.	Account Description	Beginning Balance 4/1/2019	Ending Balance 4/30/2019
Pernix Therapeutics LLC	Wells Fargo	2816	Pernix zero-balance lockbox	$-	$-
Cypress Pharmaceuticals, Inc.	Wells Fargo	5673	Cypress zero-balance lockbox	-	-
Pernix Therapeutics LLC	Wells Fargo	2824	Pernix Operating	8,314,020	-
Cypress Pharmaceuticals, Inc.	Wells Fargo	2865	Cypress Operating	4,754,921	-
Pernix Therapeutics Holdings, Inc.	Wells Fargo	3388	Pernix Holdings	5,138	3,600,000
Pernix Ireland Pain Designated Activity Company	Allied Irish Bank	3508	PIPDAC Operating	16,101	475
Pernix Ireland Limited	Allied Irish Bank	8061	PIL Operating (EUR)(2)	55,108	346
Pernix Ireland Pain Designated Activity Company	Allied Irish Bank	3187	PIPDAC Operating (EUR)(2)	3,069	346
Pernix Therapeutics LLC	Wells Fargo	2840	Pernix Payroll	-	5,871,619
Pernix Therapeutics LLC	Wells Fargo	2832	Pernix FSA	-	-
Macoven Pharmaceuticals LLC	Wells Fargo	5186	Utility adequate assurance deposit	6,751	2,696,999
Pernix Therapeutics LLC	Wells Fargo	0526	Nalpropion receipts escrow account	2,772,023	810,227
Total Bank Account Balances				$15,927,130	$12,980,013

Notes:

(1) The Consolidated Schedule of Cash Receipts and Disbursements (MOR-1) and Schedule of Disbursements by Debtor Entity (MOR-1a) represent book balances while MOR-1b represents bank balances. The balances differ primarily due to the bank’s delayed recording of intrabank activity between the general checking and sweep accounts.

(2) The EUR accounts are presented in USD and translated at the daily FX rate based upon the statement date.

In re: Pernix Sleep, Inc. et al.	Case No. 19-10323 (CSS)
Debtors	Reporting Period: April 1, 2019 - April 30, 2019

MOR - 1c
Schedule of Professional Fees and Expenses Paid
For the Period: April 1, 2019 -April 30, 2019
(Unaudited)

					4/1/2019-4/30/2019		Cumulative Since Filing
Payee	Category	Payor	Date	Period Covered	Fees	Expenses	Fees	Expenses
Retained Professionals
Prime Clerk LLC	Claims Agent	Pernix Therapeutics, LLC	4/25/2019	2/18/2019 - 3/31/2019	$38,324	$51,426	$65,149	$77,957
Other Restructuring Professionals
Skadden, Arps, Slate, Meagher & Flom LLP	DIP Lenders Counsel	Pernix Therapeutics, LLC	4/29/2019	1/1/2019 - 3/31/2019	350,280	6,089	1,211,731	17,836
Ducera Partners LLC	DIP Lenders Financial Advisor	Pernix Therapeutics, LLC	4/15/2019	3/1/2019 - 3/31/2019	100,000	718	200,000	1,029
Total					$488,604	$58,233	$1,476,880	$96,823

In re: Pernix Sleep, Inc. et al.	Case No. 19-10323 (CSS)
Debtors	Reporting Period: April 1, 2019 - April 30, 2019

MOR - 2
Statement of Operations
For the Period: April 1, 2019 -April 30, 2019
(Unaudited)

$ USD '000s	April 1 -April 30, 2019
	Pernix Therapeutics, LLC	Cypress Pharmaceuticals, Inc.	Pernix Ireland Limited	Pernix Ireland Pain Designated Activity Company	Intercompany Eliminations	Pernix Therapeutics Holdings, Inc.	Total

Net product sales	$5,131	$1,659	$-	$-	$-	$-	$6,791
Cost of product sales	(693)	(1,456)	(60)	-	990	-	(1,219)
Operating expenses:
Selling, general and administrative	(1,339)	(193)	(156)	(46)	159	(147)	(1,411)
Amortization of product rights	(9)	(42)	-	(319)	-	-	(369)
Other operating expenses	(23)	-	-	-	-	-	(23)
Total operating expenses	(1,370)	(235)	(156)	(365)	159	(147)	(1,803)
Gain/(Loss)from operations	(3,068)	(32)	(96)	(365)	1,149	(147)	(3,769)
Other income/(expense):
Interest income	-	-	-	30	(1,500)	1,500	30
Interest expense	(2)	-	(1,500)	(767)	1,500	(2,457)	(3,226)
Management fee income	269	-	-	-	-	-	269
Other income/(expense)	0	-	0	1	-	-
Total other income (expenses)	267	-	(1,500)	(736)	-	(957)	(2,927)
Net gain/(loss)	3,335	(32)	(1,404)	(1,101)	1,149	(1,104)	(842)
Reorganization expenses	(6,386)	-	-	-	-	-	(6,386)
Net gain/(loss)	$(3,051)	$(32)	$(1,404)	$(1,101)	$1,149	$(1,104)	$(5,544)

In re: Pernix Sleep, Inc. et al.	Case No. 19-10323 (CSS)
Debtors	Reporting Period: April 1, 2019 - April 30, 2019

MOR - 2
Statement of Operations
For the Period: April 1, 2019 -April 30, 2019
(Unaudited)

$ USD '000s	April 1 -April 30, 2019
	Pernix Therapeutics, LLC	Cypress Pharmaceuticals, Inc.	Pernix Ireland Limited	Pernix Ireland Pain Designated Activity Company	Intercompany Eliminations	Pernix Therapeutics Holdings, Inc.	Total

Net product sales	$12,051	$2,594	$-	$1,265	$(1,265)	$-	$14,645
Cost of product sales	(2,497)	(2,854)	(141)	(1,272)	3,064	-	(3,700)
Operating expenses:
Selling, general and administrative	(3,712)	(507)	155	(62)	369	(163)	(3,921)
Amortization of product rights	(21)	(100)	-	(995)	-	-	(1,115)
Other operating expenses	(106)	-	-	-	-	-	(106)
Total operating expenses	(3,838)	(607)	(155)	(1,057)	369	(163)	(5,142)
Gain/(Loss)from operations	(5,715)	(868)	(14)	(1,064)	2,167	(163)	(5,802)
Other income/(expense):
Interest income	-	-	-	73	(3,500)	3,590	73
Interest expense	(5)	-	(3,590)	(1,824)	3,590	(5,886)	(7,715)
Management fee income	567	-	-	-	-	-	567
Other income/(expense)	0	-	(0)	1	-	-
Total other income (expenses)	562	-	(3,590)	(1,750)	-	(2,296)	(7,075)
Net gain/(loss)	6,277	(868)	(3,576)	(2,814)	2,167	(2,460)	(1,273)
Reorganization expenses	(9,856)	-	-	-	-	-	(9,856)
Net gain/(loss)	$(3,578)	$(868)	$(3,576)	$(2,814)	$2,167	$(2,460)	$(11,128)

Notes:

(1) Some expenses categorized as Selling, general and administrative in the February 18 -March 31, 2019 monthly operating report have since been reclassified as Reorganization expenses in the cumulative Statement of Operations.

In re: Pernix Sleep, Inc. et al.	Case No. 19-10323 (CSS)
Debtors	Reporting Period: April 1, 2019 - April 30, 2019

MOR - 3
Balance Sheet
(Unaudited)

$ USD '000s	As of April 30, 2019
	Pernix Therapeutics, LLC(1)	Cypress Pharmaceuticals, Inc.	Pernix Ireland Limited	Pernix Ireland Pain Designated Activity Company	Intercompany Eliminations	Pernix Therapeutics Holdings, Inc.	Total
Assets
Current assets:
Cash and cash equivalents	$5,857	$(0)	$0	$1	$-	$3,600	$9,458
Restricted cash	7,661	-	-	-	-	-	7,661
Accounts receivable, net	-	-	106,007	11,884	(117,891)	-	(0)
Inventory	-	-	-	-	-	-	-
Prepaid expenses and other current assets	3,609	(211)	0	142	(73,500)	74,084	4,124
Intercompany receivable	139,358	12,947	(282,160)	(7,279)	-	137,134	(0)
Total current assets	156,485	12,736	(176,152)	4,747	(191,391)	214,818	21,243
Non-current assets:
Property and equipment, net	-	-	-	-	-	-	-
Investments	-	-	-	-	(109,815)	109,815	-
Intangible assets	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-
Related party loan receivable	-	-	-	-	-	-	-
Other long-term assets	190	-	-	-	-	1,291	1,481
Total assets	$156,675	$12,736	$(176,152)	$4,747	$(301,206)	$325,924	$22,724
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$408	$-	$-	$-	$-	$-	408
Accrued expenses	1,918	-	130	-	-	-	2,049
Related party payable	0	-	-	-	-	-	0
Other liabilities	590	-	100	-	-	-	690
DIP loan	-	-	-	-	-	10,290	10,290
Total current liabilities:	2,916	-	230	-	-	10,290	13,437
Total liabilities not subject to compromise	2,916	-	230	-	-	10,290	13,437
Total liabilities subject to compromise	111,682	15,314	74,067	14,558	(191,391)	233,261	257,491
Stockholders' equity/(deficit)	42,076	(2,578)	(250,449)	(9,812)	(109,815)	82,373	(248,204)
Total liabilities and stockholders' equity/(deficit)	$156,675	$12,736	$(176,152)	$4,747	$(301,206)	$325,924	$22,724

Notes:

(1) The Pernix Therapeutics, LLC with Pernix Sleep, LLC intercompany transaction is not included in the above balance sheet presentation. This analysis was completed in connection with the SOFAs/SOALs filed on April 2, 2019. However, to be aligned with the Company’s books and records this was not completed for the MOR.

(2) The DIP loan balance is after the application of the closing credit bid pursuant to the APA and the $4 million partial cash payment at APA Closing.

In re: Pernix Sleep, Inc. et al.	Case No. 19-10323 (CSS)
Debtors	Reporting Period: April 1, 2019 - April 30, 2019

MOR – 3
Balance Sheet
(Unaudited)

$ USD '000s	As of February 17, 2019
	Pernix Therapeutics, LLC(1)	Cypress Pharmaceuticals, Inc.	Pernix Ireland Limited	Pernix Ireland Pain Designated Activity Company	Intercompany Eliminations	Pernix Therapeutics Holdings, Inc.	Total
Assets
Current assets:
Cash and cash equivalents	$2,724	$3,322	$54	$172	$-	$5	$6,276
Restricted cash	-	-	-	-	-	-	-
Accounts receivable, net	25,288	12,459	106,007	10,619	(116,626)	-	37,747
Inventory	5,335	7,309	168	-	(7,960)	-	4,852
Prepaid expenses and other current assets	6,840	83	14	641	(69,911)	70,503	8,171
Intercompany receivable	155,249	9,200	(282,167)	(5,972)	-	126,786	3,095
Total current assets	195,437	32,372	(175,924)	5,459	(194,496)	197,294	60,142
Non-current assets:
Property and equipment, net	500	3	10	-	-	-	513
Investments	-	-	-	4,428	(109,815)	109,815	4,428
Intangible assets	11,108	2,933	0	40,231	-	-	54,272
Goodwill	196	6,457	2,825	2,621	-	-	12,100
Related party loan receivable	-	-	-	4,584	-	-	4,584
Other long-term assets	190	-	-	-	-	1,407	1,597
Total assets	$207,430	$41,766	$(173,089)	$57,324	$(304,311)	$308,516	$137,636
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$150	$-	$71	$399	$-	$-	620
Accrued expenses	38,944	12,922	-	-	-	-	51,866
Related party payable	-	-	-	-	-	-	-
Other liabilities	913	-	296	-	-	-	1,209
DIP loan	-	-	-	-	-	14,185	14,185
Total current liabilities:	40,007	12,922	367	399	-	14,185	67,880
Total liabilities not subject to compromise	40,007	12,922	367	399	-	14,185	67,880
Total liabilities subject to compromise	129,171	16,517	70,496	51,515	(186,537)	233,120	314,283
Stockholders' equity/(deficit)	38,253	12,327	(243,952)	5,409	(117,775)	61,211	(244,527)
Total liabilities and stockholders' equity/(deficit)	$207,430	$41,766	$(173,089)	$57,324	$(304,311)	$308,516	$137,636

Notes:

(1) The Pernix Therapeutics, LLC with Pernix Sleep, LLC intercompany transaction is not included in the above balance sheet presentation. This analysis was completed in connection with the SOFAs/SOALs filed on April 2, 2019. However, to be aligned with the Company’s books and records this was not completed for the MOR.

In re: Pernix Sleep, Inc. et al.	Case No. 19-10323 (CSS)
Debtors	Reporting Period: April 1, 2019 -April 30, 2019

MOR-4
Summary of Unpaid Post Petition Accounts Payables
As of April 30, 2019
(Unaudited)

$ USD '000s
	Number of Days Past Due
Post Petition Accounts Payable Aging	Current	0-30(2)	31-60	61-90	Over 90	Total
Post-Petition Accounts Payable(1)	$393	$16	$0	$-	$-	$408
	$393	$16	$0	$-	$-	$408

Notes:

(1) The above figures represent post petition trade payables recorded in the Debtors’ subledger.

(2) The entire past due amounts were due to ordinary course professionals that were not yet approved to be paid.

(3) Excludes intercompany accouts payable.

In re: Pernix Sleep, Inc. et al.	Case No. 19-10323 (CSS)
Debtors	Reporting Period: April 1, 2019 - April 30, 2019

MOR-5
Accounts Receivable Aging
As of April 30, 2019
(Unaudited)

$ USD '000s
Number of Days Past Due
Accounts Receivable Aging	Current	0-30 Days	31-60 Days	61-90 Days	91 Days+	Total
Accounts Receivable, net	$-	$-	$-	$-	$-	$-
$-		$-	$-	$-	$-	$-

Debtor Questionnaire

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been
opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.		X

Notes:

(1) The 363 sales transaction of substantially all Debtors' assets closed on April 30, 2019. See Docket #0321 for the Order approving the sale.

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re: PERNIX SLEEP, INC., et al.[1] Debtors.	Chapter 11 Case No. 19-10323 (CSS) Jointly Administered

AFFIDAVIT OF SERVICE

STATE OF DELAWARE	)
	)	SS
NEW CASTLE COUNTY	)

Melissa Ramirez, being duly sworn according to law, deposes and says that she is employed by the law firm of Landis Rath & Cobb LLP, Delaware counsel to the Debtors and Debtors in Possession in the above referenced case, and on the 1st day of May, 2019, she caused a copy of the following:

MONTHLY OPERATING REPORT
February 18, 2019 through March 31, 2019

to be served upon the party identified below in the manner so indicated;

Via Hand Delivery
Office of the U.S. Trustee
Attn: Benjamin Hackman, Esquire
844 N. King Street
Suite 2207, Lockbox 35
Wilmington, DE 19801

/s/ Melissa Ramirez
Melissa Ramirez

SWORN TO AND SUBSCRIBED before me this 1st day of May, 2019.

/s/ Darcy Snyder
Notary Public
My Commission Expires:	11-16-2020

1 The Debtors in these cases, along with the last four digits of each Debtor’s federal tax identification number, where applicable, are: Pernix Therapeutics Holdings, Inc. (4736), Pernix Therapeutics, LLC (1128), Pernix Manufacturing, LLC (1236), Pernix Sleep, Inc. (1599), Cypress Pharmaceuticals, Inc. (1860), Hawthorn Pharmaceuticals, Inc. (2769), Macoven Pharmaceuticals, L.L.C. (4549), Gaine, Inc. (3864), Respicopea, Inc. (1303), Pernix Ireland Limited (3106PH), Pernix Ireland Pain Designated Activity Company (0190LH), Pernix Holdco 1, LLC, Pernix Holdco 2, LLC, Pernix Holdco 3, LLC.